                                                               EXHIBIT 10.10(e)


                              TRADEMARK ASSIGNMENT



      This Assignment is effective as of the 5th day of November, 1997, by and between Brookhurst, Inc., a California corporation with its principal place of business at 107 West Carob Street, Compton, California 90220 ("Assignor") and I.C. Isaacs, L.P., a Delaware Limited Partnership with its principal place of business at 3840 Bank Street, Baltimore, Maryland 21224 ("Assignee").



                                   WITNESSETH:


      WHEREAS, Assignor is the owner of certain trademarks outside of the United States of America except Mexico constituting or containing the word BOSS and the Stylized B, including common law rights and rights in trademark registrations and applications for registration outside the United States of America except Mexico and listed on the Schedule of Trademarks attached hereto, together with the good will of the business outside the United States of America except Mexico associated therewith throughout the world (the "Trademarks");

      WHEREAS, Assignee desires to acquire all right, title and interest of Assignor in and to the Trademarks;

      NOW, THEREFORE, to All Whom It May Concern, be it known that for and in consideration of good and valuable consideration, the receipt and adequacy of which are hereby acknowledged. Assignor does hereby sell, assign, transfer and set over, to Assignee, its successors and assigns forever, its entire right, title and interest in and to the Trademarks, the same to be held and enjoyed by Assignee for its own use and enjoyment, and for the use and enjoyment of its successors, assigns or other legal representatives forever, as fully and entirely as the same would have been held and enjoyed by Assignor had the assignment and sale set forth herein not been made.

      IN TESTIMONY WHEREOF, Assignor has caused these presents to be signed by its officer thereunto duly authorized, and its corporate seal to be hereto affixed.

                                        BROOKHURST, INC.





                                        By: /s/ William Ott
                                           _________________________
                                           Name:  William Ott
                                           Title: President




COUNTY OF NEW YORK       :
                         :ss:
STATE OF NEW YORK        :




      On this 5th day of November, 1997, before me personally appeared
William Ott, to me personally known, who, being duly sworn, did say that he is President of Brookhurst, Inc., a California corporation, and that the foregoing instrument was signed and sealed on behalf of the corporation by authority of its Board of Directors, and that he acknowledges such instrument to be the free deed and act of said corporation for the purposes therein set forth and intending that this instrument be recorded.


                                            /s/ Lynn Micholson
                                            ______________________
                                                Notary Public

                             SCHEDULE OF TRADEMARKS

                             Brookhurst Inc.'s BOSS
                 Non-U.S. Trademark Applications/Registrations*

================================================================================
       TRADEMARK        REG/APP NO.        GOODS**         COUNTRY     STATUS
--------------------------------------------------------------------------------
BOSS                      721562          clothing         Canada      pending
--------------------------------------------------------------------------------
BOSS                     96/06527    clothing for export  Hong Kong    applied
--------------------------------------------------------------------------------
BOSS (Stylized)          96/06527    clothing for export  Hong Kong    applied
--------------------------------------------------------------------------------
BOSS AMERICA              643416          clothing          Italy     registered
--------------------------------------------------------------------------------
BOSS AMERICA              643416       sporting goods       Italy     registered
--------------------------------------------------------------------------------
BOSS AMERICA            330801/1992        eyewear          Japan      pending
--------------------------------------------------------------------------------
BOSS AMERICA            330803/1992       furniture         Japan      pending
--------------------------------------------------------------------------------
BOSS AMERICA            330804/1992       clothing          Japan      pending
--------------------------------------------------------------------------------
BOSS AMERICA            330805/1992      embroidery         Japan      pending
--------------------------------------------------------------------------------
BOSS                     96/06531         clothing        Malaysia     applied
--------------------------------------------------------------------------------
BOSS GOLF COMPANY INC.      --          business name        PRC       pending
--------------------------------------------------------------------------------
BOSS BUSINESS            85032505         clothing         Taiwan      applied
================================================================================

* Prior to Closing, the Acquisition Agreement shall not be deemed to be breached by inclusion of incorrect information relating to the Classification or Status in this Schedule. Said information shall be reviewed, corrected if necessary, updated and confirmed by Seller prior to Closing.



** For ease of reference the description of goods in this chart is generalized.